INVESTMENT IN ASSOCIATES AND JOINT VENTURES	6 Months Ended
Jun. 30, 2020
Interests In Other Entities [Abstract]
INVESTMENT IN ASSOCIATES AND JOINT VENTURES	INVESTMENTS IN ASSOCIATES AND JOINT VENTURES
The following table represents the change in the balance of investments in associates and joint ventures:

US$ MILLIONS	For the six-month period ended June 30, 2020	For the 12 month period ended December 31, 2019
Balance at the beginning of the period	$4,967	$4,591
Share of earnings for the period	59	224
Foreign currency translation and other	(590)	(62)
Share of other reserves for the period—OCI	33	54
Distributions	(131)	(254)
Disposition of interest(1)	—	(135)
Held for sale(2)	(2)	(38)
Acquisitions(3),(4),(5)	—	587
Ending Balance(6)	$4,336	$4,967

1.	In June 2019, Brookfield Infrastructure sold its 40% interest in its European port operation to a third party for $135 million.

2.
On December 19, 2019, Brookfield Infrastructure agreed to sell its 11% interest in a Texas electricity transmission operation for total consideration of approximately $60 million. The investment was classified as held for sale effective December 31, 2019. During the six-month period ended June 30, 2020, our partnership allocated $2 million of earnings attributable to the operation to held for sale.

3.
In March 2019, Brookfield Infrastructure, alongside its institutional partners, acquired an effective 12% interest in a Brazilian data center operation, Ascenty Participacoes S.A (“Ascenty”), for approximately $190 million. Brookfield maintains 50% of the voting rights of Ascenty in a joint venture with Digital Realty Trust Inc. Brookfield Infrastructure has joint control through its position in the business. Accordingly, our partnership equity accounts for the entity. Subsequent to the initial acquisition, Brookfield Infrastructure has made additional injections into the business to fund growth capital expenditures.

4.
In July 2019, Brookfield Infrastructure, alongside its institutional partners, acquired an effective 12% interest in a New Zealand integrated data provider, Vodafone New Zealand (“VNZ”), for approximately $170 million. Brookfield maintains 50% of the voting rights of VNZ in a joint venture with Infratil Limited. Brookfield Infrastructure has joint control through its position in the business. Accordingly, our partnership equity accounts for the entity.

5.
Brookfield Infrastructure acquired a 13% interest in Ramones II Norte (“Norte”) on October 7, 2019 and an 11% interest in Ramones II Sur (“Sur”) on October 21, 2019, collectively the regulated North American natural gas transmission operation (“Los Ramones”), for approximately $140 million. Brookfield maintains 50% of the voting rights in Norte and 45% of the voting rights in Sur. Brookfield Infrastructure has joint control of Los Ramones through its ownership and governance rights.

6.	Investments in associates include a shareholder loan of $500 million receivable from our North American natural gas pipeline.

Due to the interruption to global supply chains as a result of the global pandemic, our partnership performed an evaluation of potential impairment indicators on each of our investments in associates and joint ventures as of June 30, 2020. Based on the analysis performed, our investments in associates and joint ventures remain largely unaffected, with no impairment required. Investments in associates and joint ventures represent long-term critical infrastructure supported by regulated or highly contracted revenues and are not substantively impacted over a long-term horizon.

Our investments in associates and joint ventures are predominantly comprised of our North American natural gas pipeline, our European telecommunications infrastructure operations, and our Brazilian toll road operation. Our North American natural gas pipeline generates cash flows through capacity based “ship-or-pay” agreements with high-quality investment grade counterparties which minimize volume and price risk. Our European telecommunications business includes approximately 7,000 multi-purpose towers and active rooftop sites and 5,500 kilometers of fiber backbone located in France. Cash flows are supported by long-term contracts which have not been affected by the current market environment. Investments in associates and joint ventures at our Brazilian toll road operation relate to concession arrangements with local transportation authorities. While our toll road operations have experienced reduced volumes as a result of local government imposed shutdowns, we are engaged in discussions to determine if we will be compensated under the regulatory framework either through increased tariffs or extension of our concession agreement and believe that the long-term value of our concession arrangement will be not impacted. We have received positive indications that the global pandemic qualifies as an act of force majeure within our concession arrangements.

The following table represents the carrying value of our partnership’s investments in associates and joint ventures:

	As of
US$ MILLIONS	June 30, 2020	December 31, 2019
Utilities	$211	$245
Transport	1,854	2,398
Energy	1,290	1,267
Data infrastructure	949	1,029
Corporate	32	28
Ending Balance	$4,336	$4,967

The following tables summarize the aggregate balances of investments in associates and joint ventures on a 100% basis:

	As of
US$ MILLIONS	June 30, 2020	December 31, 2019
Financial position:
Total assets	$41,245	$45,480
Total liabilities	(24,418)	(25,537)
Net assets	$16,827	$19,943

	For the three-month period ended June 30		For the six-month period ended June 30
US$ MILLIONS	2020	2019	2020	2019
Financial performance:
Total revenue	$1,804	$1,319	$3,591	$2,850
Total net income for the period	70	83	219	134
Brookfield Infrastructure’s share of net income	$11	$34	$59	$52